Employee Benefit Plan, Description of Plan - WESCO DISTRIBUTION, INC. RETIREMENT SAVINGS PLAN - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
EBP, Description of Plan and Accounting Change [Abstract]
EBP, Change in Net Asset Available for Benefit, Increase from Interest Income on Note Receivable from Participant	$ 1,979,199	$ 1,560,743
EBP, Description of Plan [Line Items]
EBP, Loans from Participants	13,600,000	14,500,000
EBP, Change in Net Asset Available for Benefit, Increase from Interest Income on Note Receivable from Participant	1,979,199	1,560,743
EBP, Repayment of Loans from Participants	$ 11,800,000	10,900,000
EBP, Note Receivable from Participant	Notes Receivable From Participants
Notes receivable from participants are measured at their unpaid principal balance plus any accrued but unpaid interest. Interest income is recognized on the accrual basis. Fees are recorded as administrative expenses and are recognized when they are incurred.

The interest rate applied to participant loans is established each month by the Plan Administrator at 1% above the prime interest rate. Principal and interest payments are generally made through monthly payroll deductions and are credited to the participant's individual account.

Loans of approximately $13.6 million and $14.5 million were made from the Plan and loan principal repayments of approximately $11.8 million and $10.9 million were received by the Plan during the years ended December 31, 2025 and 2024, respectively. Interest on promissory notes of approximately $2.0 million and $1.6 million was earned by the Plan for the years ended December 31, 2025 and 2024, respectively.

EBP, Loans from Participants	$ 13,600,000	14,500,000
EBP, Repayment of Loans from Participants	$ 11,800,000	$ 10,900,000
Document Period End Date	Dec. 31, 2025